UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 3, 2016

Date of Report

AVERY DENNISON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

207 Goode Avenue
Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

Avery Dennison Corporation’s (the “Company’s”) press release, dated February 3, 2016, regarding the Company’s preliminary, unaudited financial results for fourth quarter and full year 2015, and guidance for the 2016 fiscal year, is attached hereto as Exhibit 99.1 and is being furnished (not filed) with this Form 8-K.

The Company’s supplemental presentation materials, dated February 3, 2016, regarding the Company’s preliminary, unaudited financial review and analysis for fourth quarter and full year 2015, and guidance for the 2016 fiscal year, is attached hereto as Exhibit 99.2 and is being furnished (not filed) with this Form 8-K. The press release and presentation materials are also available on the Company’s website at www.investors.averydennison.com.

The Company will discuss its preliminary, unaudited financial results during a webcast and teleconference today, February 3, 2016, at 10:00 a.m. ET.  To access the webcast and teleconference, please go to the Company’s website at www.investors.averydennison.com.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press release, dated February 3, 2016, regarding the Company’s preliminary, unaudited fourth quarter and full year 2015 financial results.

99.2	Supplemental presentation materials, dated February 3, 2016, regarding the Company’s preliminary, unaudited financial review and analysis for fourth quarter and full year 2015.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this report on Form 8-K and in Exhibits 99.1 and 99.2 are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to the following: fluctuations in demand affecting sales to customers; worldwide and local economic conditions; fluctuations in currency exchange rates and other risks associated with foreign operations, including in emerging markets; the financial condition and inventory strategies of customers; changes in customer preferences; fluctuations in cost and availability of raw materials; the Company’s ability to generate sustained productivity improvement; the Company’s ability to achieve and sustain targeted cost reductions; the impact of competitive products and pricing; loss of significant contracts or customers; collection of receivables from customers; selling prices; business mix shift; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; integration of acquisitions and completion of potential dispositions; amounts of future dividends and share repurchases; customer and supplier concentrations; successful implementation of new manufacturing technologies and installation of manufacturing equipment; disruptions in information technology systems, including cyber-attacks or other intrusions to network security; successful installation of new or upgraded information technology systems; data security breaches; volatility of financial markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; the Company’s ability to obtain adequate financing arrangements and maintain access to capital; fluctuations in interest and tax rates;  changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; outcome of tax audits; fluctuations in pension, insurance, and employee benefit costs; the impact of legal and regulatory proceedings, including with respect to environmental, health and safety; changes in governmental laws and regulations; protection and infringement of intellectual property; changes in political conditions; the impact of epidemiological events on the economy and the Company’s customers and suppliers; acts of war, terrorism, and natural disasters; and other factors.

The Company believes that the most significant risk factors that could affect its financial performance in the near-term include: (1) the impacts of economic conditions on underlying demand for the Company’s products and foreign currency fluctuations; (2) competitors’ actions, including pricing, expansion in key markets, and product offerings; and (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume.

For a more detailed discussion of these and other factors, see Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in the Company’s 2014 Form 10-K, filed on February 25, 2015 with the Securities and Exchange Commission, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: February 3, 2016	By:	/s/ Anne L. Bramman
		Name:	Anne L. Bramman
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99.1	Press release, dated February 3, 2016, regarding the Company’s preliminary, unaudited fourth quarter and full year 2015 financial results.
99.2	Supplemental presentation materials, dated February 3, 2016, regarding the Company’s preliminary, unaudited financial review and analysis for fourth quarter and full year 2015.